UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS

(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY               12207-1002
(Address of principal executive offices)        (Zip code)

Robert A. Benton

Nine Elk Street, Albany, NY 12207-1002

(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Paradigm Funds

Paradigm Value Fund

Paradigm Opportunity Fund

Paradigm Select Fund

Paradigm Capital Appreciation Fund

For Investors Seeking Long-Term Capital Appreciation

SEMI-ANNUAL REPORT

June 30, 2007

Table of Contents

Paradigm Value Fund

Letter to Shareholders

          2

Sector Allocation

                      3

Performance Information

                      3

Paradigm Select Fund

Letter to Shareholders

           4

Sector Allocation

                       5

Performance Information

                       5

Paradigm Opportunity Fund

Letter to Shareholders

            6

Sector Allocation

                        8

Performance Information

                        8

Paradigm Capital Appreciation Fund

Letter to Shareholders

            9

Sector Allocation

                      10

Performance Information

                      10

Paradigm Funds

Schedule of Investments

                       11

Statement of Assets and Liabilities

                       21

Statement of Operations

                       21

Statement of Changes in Net Assets

                       23

Financial Highlights

           25

NOTES TO FINANCIAL STATEMENTS

                       27

ADDITIONAL INFORMATION

                                   32

DISCLOSURE OF EXPENSES

                       33

2007 Semi-Annual Report  1

Paradigm Value Fund

Letter to Shareholders

June 30, 2007

The Paradigm Value Fund (the "Fund") generated a return of 9.54% for the first 6 months of 2007 compared to returns of 3.80% and 8.56% for its small cap benchmarks, the Russell 2000 Value Index and the S&P 600 Index, respectively.  Over the one year period ending June 30, 2007, the Fund returned 22.91% vs. 16.05% for the Russell 2000 Value Index and 16.04% for the S&P 600 Index.  Since inception, the Fund's annualized return is 30.58% vs. 21.45% for the Russell 2000 Value Index and 20.25% for the S&P 600 Index.

The equity markets got off to a solid start in the first half of 2007, not quite as strong as they had finished 2006, but a good result nonetheless. Through the first and second quarters it seemed that it was two steps forward and one step back, as the markets seesawed between positive and negative monthly returns, but eventually ended the first half of the year in positive territory. While the Federal Reserve stopped raising interest rates in August of last year, the worry of rising inflation and interest rates was never far from mind. Add to that concern over contagion from the sub-prime mortgage difficulties and projected slower profit growth, and investors were reluctant to become too aggressive in the equity markets.

Looking out at the second half of the year, economic growth is widely forecast to pick up, though that keeps the specter of rising inflation and interest rates firmly on center stage. This has combined with persistent concerns over the sub-prime mortgage market to decrease investors' enthusiasm for equities in early July. Of course while this may impact near-term results, at the same time it creates opportunity to add shares of quality companies at attractive valuations. As always, we continue to focus on stock selection to add what we believe to be the most promising of those stocks which meet our value criteria.

We continue to use several complementary strategies in our effort to achieve long-term performance for the Value Fund.  We look for deep discount valuations, i.e. where the assets can be profitably liquidated for a gain. We also look for debt reduction, where a company concentrates on developing near term cash flow to pay down debt, thus reducing cost of borrowing and letting more income fall to the bottom line. Or we could focus on micro cap, "out of favor" and other neglected stocks, as well as reorganizations and spin outs. And while our emphasis on any of these strategies may change relative to the market environment, over the long-term we believe that employment of these criteria have been quite successful in generating above market returns.

The team at Paradigm Funds Advisor LLC does not anticipate changing its methods or goals due to changes in market outlook; but merely look to enhance our selection process with lessons learned in the market. We endeavor to use our skills in stock selection to add value over the long term and discover the great values that drive portfolio performance. Currently, we are being a little more cautious in evaluating the financial strength and earnings power of the stocks which we select due to the possibility that second half growth may not be as robust as predicted.

Thank you for your continued confidence.

Sincerely,

Paradigm Funds Advisor LLC

2007 Semi-Annual Report  2

Paradigm Value Fund (Unaudited)

PARADIGM VALUE FUND

Sector Allocation (Unaudited)

(As a Percentage of Common Stock Held)

PERFORMANCE INFORMATION

Average  Annual Rate of Return (%) for The Periods Ended June 30, 2007

June 30, 2007 NAV $53.18

Since

     1 Year(A)

      3 Year(A)

          Inception (A)

Paradigm Value Fund

     22.91%

      21.81%

            30.58%

S&P 600 Index(B)

     16.04%

      14.49%

            20.25%

Russell 2000 Value Index(C)

     16.05%

      15.02%

            21.45%

(A) 1 Year, 3 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Inception date of the Paradigm Value Fund was January 1, 2003.

(B) The S&P 600 index is a small capitalization benchmark index made up of 600 domestic stocks chosen for market size, liquidity and industry group representation, whose composition is different from the Fund.

(C) The Russell 2000® Value Index is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks, whose composition is different from the Fund.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT WWW.PARADIGM-FUNDS.COM.

2007 Semi-Annual Report  3

Paradigm Select Fund

Letter to Shareholders

June 30, 2007

Though there were a few fits and starts along the way, equities put in a solid performance for the first half of the year. While the Federal Reserve had stopped raising interest rates in August of 2006, it seemed that the prospect of rising inflation and interest rates remained a persistent and credible threat to the markets. In addition, some well-publicized trouble in the sub-prime mortgage sector and the possibility of this weakness spreading to other areas of the economy kept many investors uncertain regarding future prospects and reluctant to be too aggressive in the equity markets. In spite of this caution, the major indices were nicely positive in the calendar year through June 30, with The Russell 2000 gaining 6.45% and the S&P 500 up 6.96%, giving large cap stocks a slight edge over smaller capitalization issues. The Paradigm Select Fund went against the larger cap trend however, returning 9.33% and beating both the benchmark (Russell 2000) by 2.88% and the S&P 500 by 2.37%.

For the second half of the year it is widely forecast that economic growth will pick up, though one consequence of this forecast is to keep the specter of troublesome inflation squarely on center stage. At the same time, some firms have reported weaker than expected earnings in early July, causing stocks to stumble somewhat, with the smaller cap names more adversely impacted than large caps. We consider these effects to be short-term and continue to focus on adding what we believe to be well managed companies with good longer-term profitability that we anticipate will drive portfolio performance.

Of course to achieve this performance we utilize a variety of strategies that have been successful for the Fund in the past. We may consider companies selling at a deep discount that hold valuable assets which can be profitably liquidated for a gain. Or we may add firms that are concentrating on near-term cash flow generation to reduce debt and ultimately increase shareholders returns. Another focus may be "out of favor" and other neglected stocks that are undergoing reorganizations and divestitures that ultimately lead to a more streamlined and profitable company. While our emphasis on any of these strategies may change relative to the market environment, over the long-term we believe that employment of these criteria have been quite successful in generating above market returns.

The team at Paradigm Funds Advisor LLC does not anticipate changing its methods due to changes in market outlook; but looks to enhance the selection process by taking advantage of our assessed relative valuations in the market.  We endeavor to use our skills in stock selection to add value over the long term and discover the great values that drive portfolio performance. Currently, we are being a little more cautious in evaluating the financial strength and earnings power of the stocks which we select due to the possibility that second half growth may not be as robust as predicted.

In closing we would like to thank all of our shareholders for their continued trust and confidence.

Sincerely,

Paradigm Funds Advisor LLC

2007 Semi-Annual Report  4

Paradigm Select Fund (Unaudited)

PARADIGM SELECT FUND

Sector Allocation (Unaudited)

(As a Percentage of Common Stock Held)

PERFORMANCE INFORMATION

Average  Annual Rate of Return (%) for The Periods Ended June 30, 2007

June 30, 2007 NAV $28.95

                                                                                        Since

          1 Year(A)

            Inception(A)

Paradigm Select Fund

                       22.59%

              17.41%

Russell 2000 Index(B)                            16.43%

  11.68%

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Inception date of the Paradigm Select Fund was January 1, 2005.

(B) The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT WWW.PARADIGM-FUNDS.COM.

2007 Semi-Annual Report  5

Paradigm Opportunity Fund

Letter to Shareholders

June 30, 2007

Portfolio Performance

The Paradigm Opportunity Fund (the "Fund") generated a return of 14.09% for the first 6 months of 2007 compared to a return of 6.45% for its small cap benchmark, the Russell 2000 Index.  Over the one year period ending June 30, 2007, the Fund returned 30.63% vs. 16.43% for the Russell 2000 Index.  Since inception, the Fund's annualized return is 13.40% vs. 11.68% for the Russell 2000 Index.

Portfolio Overview

The Fund's investment strategy is primarily driven by a fundamental, bottom-up stock selection process.  We screen for companies that meet our valuation and price momentum criteria then conduct in depth research with a focus on identifying factors that we believe will drive sustainable earnings growth that exceeds market expectations.  Within this framework, the Fund will be overweight or underweight sectors depending on investment opportunities.

The Fund's outperformance in the first half of 2007 was driven by strong stock selection in the Technology, Consumer Discretionary, and Health Care sectors.  The portfolio's sector weightings had a modest net positive impact on performance.  The Fund was overweight Technology and Health Care; underweight Financial Services, Industrials, and Materials; and relatively neutral across the balance of sectors.  After underperforming the broad market over the last three and five year periods, we felt that the Technology and Health Care sectors offered compelling value and were able to capitalize on several interesting opportunities.  Our decision to underweight Financial Services, given high valuations and sensitivity to interest rates and the housing market, also positively impacted performance.  However, our lack of exposure to Industrials and Materials negatively impacted performance as the extended global economic boom continued to drive outperformance in those sectors.

Technology performance was led by several software positions that were initiated in the second half of 2006.  The common characteristics of these holdings included our perceptions of attractive valuations, strong market positions, new product cycles, and margin expansion.  Our top 3 performers were Aspen Technology, Hyperion Solutions, and Radiant Systems.  Aspen Technology provides software solutions to the oil & gas, chemical, engineering & construction, and other process industries.  Hyperion Solutions sells business performance management software.  Radiant Systems markets POS software and hardware to the hospitality, retail, and entertainment industries.  Each of these companies reported better than expected results in the first half of 2007 and increased their guidance.  We exited the Aspen position in June when it achieved our price target and tendered our shares of Hyperion in favor of their acquisition by Oracle.  We continue to maintain a position in Radiant Systems.

Consumer Discretionary performance was led by our holdings in the leisure industry.  One of our top performers was Cybex International, a manufacturer of fitness equipment with a strong position in the commercial market driven by their technological innovation.  We believe the company remains attractively valued and under followed by Wall Street with nice growth prospects in their core markets and entry into the high-end home gym/consumer market.  Another solid performer was Regal Cinemas, the leading theater operator in the United States.  We built the Regal position last year in anticipation of the blockbuster movie releases slated for this spring.  The stock performed strongly ahead of the actual releases and we trimmed the position into strength.

2007 Semi-Annual Report  6

One of the major themes of the first half of 2007 was mergers and acquisitions activity.  The Fund benefited from this trend with four companies acquired: Highland Hospitality, a hotel REIT; Hydril, an oil & gas production equipment manufacturer; K2, a branded consumer products company; and the aforementioned Hyperion Solutions.

The Fund experienced a challenging quarter in both the Industrials and Materials sectors.  These were the top 2 performing sectors in the Russell 2000 Index and we were significantly underweight.  Our individual holdings performance was also mixed, which compounded the underformance vs. a strong sector backdrop.  Flanders Corporation, a manufacturer of air filters, and Amcol International, a construction materials producer, both misexecuted and posted results that were below expectations.

Despite our strong overall performance in Technology, not all of them worked out.  Avid Technology, a producer of software and hardware for digital media content management, and Adaptec, a manufacturer of network storage solutions, both continued to see their turnarounds pushed further to the right and we sold them to free up assets for better alternatives.

Market and Economic Overview

The first half of 2007 was a continuation of the late 2006 rally and solid stock market returns.  Large caps slightly outperformed small caps with the S&P 500 up 6.96% compared to 6.45% for the Russell 2000.  The ride was not smooth as an early year run gave way to an abrupt sell-off in late February/early March before another rally carried the Russell 2000 Index and the S&P 500 Index to all-time highs.

United States GDP growth slowed to 0.7% in the first quarter but accelerated to 3.4% in the second quarter.  The Federal Reserve has maintained the Fed Funds rate at 5.25% since June 2006.  The major slowdown in the U.S. housing market and emergence of a sub prime lending crisis have not derailed the five plus year economic expansion.  Core inflation has also remained within the Fed's target range.  Thus far, the "Goldilocks" soft economic landing scenario appears to be playing out.

Our current thoughts on the U.S. stock market and economy are cautious.  Corporate profit margins are near record levels and earnings growth is decelerating, while earnings multiples have expanded.  Productivity growth has also slowed.  While core inflation has been contained, higher energy and food costs are pushing overall inflation higher.  Finally, the weak housing market probably will have a lag effect on consumer spending and a "V" shaped recovery is unlikely.  Given this backdrop, the U.S. stock market is very susceptible to any minor shocks that call into question the consensus soft landing thesis.  The Fund is currently very focused on the risk/reward profile of both current holdings and potential investments.

Sincerely,

Paradigm Funds Advisor LLC

2007 Semi-Annual Report  7

Paradigm Opportunity Fund (Unaudited)

PARADIGM OPPORTUNITY FUND

Sector Allocation (Unaudited)

(As a Percentage of Common Stock Held)

PERFORMANCE INFORMATION

Average  Annual Rate of Return (%) for The Periods Ended June 30, 2007

June 30, 2007 NAV $26.48

  Since

                      1 Year(A)

                       Inception(A)

Paradigm Opportunity Fund

          30.63%

              13.43%

Russell 2000 Index(b)

                                  16.43%

              11.68%

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Inception date of the Paradigm Opportunity Fund was January 1, 2005.

(B) The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT WWW.PARADIGM-FUNDS.COM.

2007 Semi-Annual Report  8

Paradigm Capital Appreciation Fund

Letter to Shareholders

June 30, 2007

As we entered 2007, most prognostications were for a difficult year in the equity markets.  Concerns were as follows: The Federal Reserve had not lowered short term interest rates, inflationary pressures would accelerate, sub-prime mortgage difficulties, etc.  As we approached mid-year '07, another hurdle exposed itself.  With longer term rates rising nearly 50 basis points, a fear circulated that some announced takeover deals by private equity firms would have difficulty raising (high yield) debt to replace the interim funding provided by banks.  All these and more had the investment community believing performance would be in the red, and Wall Street climbed the proverbial "wall of worry".  The Paradigm Capital Appreciation Fund (the "Fund") generated a return of 10.95% for its first 6 months compared to a return of 9.90% for its benchmark, the Russell Mid-Cap index.

We anticipate that GDP will be back to 2-3% growth during the 2nd half of 2007 vs. modest growth, 1-1.5%, in the 1st half of 2007.  This is ultimately what drives returns, as the growth of the economy (accompanied by nominal inflation) determines the direction of the equity markets.

The market appears to have successfully navigated through a slowdown.  We have built our position in the financial sector to 16.5% of the portfolio.  Though this was a modest drag in the 1st half of 2007, our work points to undervaluation in this sector and would expect outperformance going forward.  Our investments in cyclical & energy industries helped boost the Fund's performance during the 1st half of 2007, and we believe it will provide incremental performance into the 2nd half of 2007.

Our overall focus of the Capital Appreciation Fund remains on companies that we believe are out of favor, have strong free cash flow, moderate amounts of debt, and an event upcoming such as a spin-off, large share repurchase, or divestiture of a non-strategic asset.

We value your confidence in our Fund.

Sincerely,

Paradigm Funds Advisor LLC

2007 Semi-Annual Report  9

Paradigm Capital Appreciation Fund (Unaudited)

PARADIGM CAPITAL APPRECIATION FUND

Sector Allocation (Unaudited)

(As a Percentage of Common Stock Held)

PERFORMANCE INFORMATION

Average  Annual Rate of Return (%) for The Period Ended June 30, 2007

June 30, 2007 NAV $22.19

                   Since

                            Inception(A)

Paradigm Capital Appreciation Fund

     10.95%

Russell MidCap Index (B)

                                           9.90%

(A) Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Inception date of the Paradigm Capital Appreciation Fund was January 1, 2007.

(B) The Russell MidCap® Index (whose composition is different from the Fund) is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the total market capitalization of the Russell 1000 Index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT WWW.PARADIGM-FUNDS.COM.

2007 Semi-Annual Report  10

Paradigm Value Fund
	Schedule of Investments and Securities Sold Short
	June 30, 2007 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Aircraft Engines & Engine Parts
19,400	Sequa Corp. Class A *	$ 2,172,800	1.97%

Ball & Roller Bearings
74,600	NN Inc.	880,280	0.80%

Canned, Frozen & Preserved Fruit, Veg & Food Specialties
51,000	Corn Products International Inc.	2,317,950	2.11%

Chemical & Allied Products
61,500	Arch Chemicals Inc.	2,161,110
29,500	Innospec Inc.	1,746,695
		3,907,805	3.55%

Construction Machinery & Equip
79,700	A.S.V. Inc. *	1,377,216	1.25%

Crude Petroleum & Natural Gas
10,000	Evolution Petroleum Corp. *	30,400
207,500	Harvest Natural Resources Inc. *	2,471,325
47,000	Swift Energy Co. *	2,009,720
45,000	Whiting Petroleum Corp. *	1,823,400
		6,334,845	5.75%

Cutlery, Handtools & General Hardware
15,500	Simpson Manufacturing Co., Inc.	522,970	0.48%

Deep Sea Foreign Transportation of Freight
23,400	Seacor Holdings Inc. *	2,184,624	1.98%

Drilling Oil & Gas Wells
23,000	Atwood Oceanics Inc. *	1,578,260	1.43%

Electric Services
59,000	Portland General Electric Co.	1,618,960	1.47%

Electrical Industrial Apparatus
34,000	Woodward Governor Co.	1,824,780	1.66%

Electronic Components & Accessories
99,000	AVX Corp.	1,657,260	1.51%

Electronic Components, NEC
114,800	Hutchinson Technology Inc. *	2,159,388
105,350	Spectrum Control Inc. *	1,778,308
		3,937,696	3.58%

Fire, Marine & Casualty Insurance
4,000	National Atlantic Holdings Corp. *	55,560
78,200	Alfa Corp.	1,217,574
		1,273,134	1.16%

Food and Kindred Products
59,300	Flowers Foods Inc.	1,978,248	1.80%

Games, Toys & Children's Vehicles (No Dolls & Bicycles)
57,200	JAKKS Pacific Inc. *	1,609,608	1.46%

Glass Products
82,500	Apogee Enterprises Inc.	2,295,150	2.08%

Greeting Cards
54,135	CSS Industries Inc.	2,144,287	1.95%

Heating Equip, Except Elec & Warm Air; & Plumbing Fixtures
4,000	OmegaFlex, Inc. *	77,000	0.07%

Hospital & Medical Service Plans
54,600	Molina Healthcare Inc. *	1,666,392	1.51%

Household Furniture
81,100	Tempur Pedic International Inc.	2,100,490	1.91%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  11

Paradigm Value Fund
	Schedule of Investments and Securities Sold Short
		June 30, 2007 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Industrial Instruments For Measurement, Display and Control
12,000	K-Tron International Inc. *	$ 1,206,360	1.10%

Industrial Organic Chemicals
83,800	Sensient Technologies Corp.	2,127,682	1.93%

Life Insurance
7,900	National Western Life Insurance Co. *	1,998,068	1.81%

Metal Cans
38,700	Silgan Holdings Inc.	2,139,336	1.94%

Mining & Quarrying of Nonmetallic Minerals (No Fuels)
112,800	USEC Inc. *	2,479,344	2.25%

Miscellaneous Chemical Products
55,400	WD-40 Co.	1,820,998	1.65%

Miscellaneous Electrical Machinery, Equipment & Supplies
24,400	United Industrial Corp. +	1,463,512	1.33%

Miscellaneous Fabricated Metal Products
7,000	Burnham Holdings Inc.	113,750	0.10%

Miscellaneous Industrial & Commercial Machinery & Equipment
43,200	Curtiss-Wright Corp.	2,013,552	1.83%

Motor Vehicle Parts & Accessories
55,900	Drew Industries Inc. *	1,852,526
34,700	Noble International Ltd.	709,268
100,600	Superior Industries International Inc.	2,189,056
		4,750,850	4.32%

National Commercial Banks
20,300	Hanmi Financial Corp.	346,318	0.31%

Office Furniture
19,000	MITY Enterprises Inc. *	407,740	0.37%

Pharmaceutical Preparations
74,000	Alpharma Inc.	1,924,740	1.75%

Plastic Materials, Synth Resins & Non-vulcan Elastomers
26,800	Rogers Corp. *	991,600	0.90%

Public Building & Related Furniture
117,459	Virco Manufacturing Corp. *	772,880	0.70%

Pulp Mills
13,600	Mercer International Inc. *	138,720	0.13%

Radiotelephone Communications
35,000	USA Mobility Inc.	936,600	0.85%

Railroads, Line-Haul Operating
46,300	Kansas City Southern * +	1,738,102	1.58%

Refrigeration & Service Industry Machinery
64,500	Standex International Corp.	1,834,380	1.67%

Retail - Eating Places
112,500	CKE Restaurants Inc.	2,257,875	2.05%

Savings Institution, Federally Chartered
75,000	Westfield Financial Inc.	747,750	0.68%

Security Brokers, Dealers & Flotation Companies
270,300	LaBranche & Co. Inc. *	1,994,814	1.81%

Semiconductors & Related Devices
142,000	White Electronic Designs Corp. *	823,600	0.75%

Services - Automotive Repair, Service & Parking
44,800	Monro Muffler Brake Inc.	1,677,760	1.52%

*Non-Income Producing Securities.

+ Portion of securities are pledged as collateral on short positions.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  12

Paradigm Value Fund
	Schedule of Investments and Securities Sold Short
	June 30, 2007 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Services - Business Services
212,600	CBIZ Inc. *	$ 1,562,610	1.42%

Services - Computer Integrated Systems Design
99,500	Imergent Inc.	2,433,770	2.21%

Services - Educational Services
80,900	Nobel Learning Communities Inc. *	1,179,522	1.07%

Services - Equipment Rental & Leasing
70,500	Rent-A-Center Inc. *	1,849,215
56,000	Interpool Inc.	1,506,400
		3,355,615	3.05%

Services - Hospitals
127,800	Rehabcare Group Inc. *	1,819,872	1.65%

Services - Personal Services
24,000	Pre-Paid Legal Services Inc. *	1,543,440	1.40%

Surgical & Medical Instruments & Apparatus
58,100	Cantel Medical Corp. *	988,281	0.90%

Telephone Communications
32,500	D&E Communications Inc.	596,050
138,100	iBasis Inc. *	1,387,905
		1,983,955	1.80%

Trucking (No Local)
35,000	Arkansas Best Corp.	1,363,950	1.24%

Water, Sewer, Pipeline, Comm & Power Line Construction
17,250	Preformed Line Products Co.	828,173	0.75%

Wholesale - Machinery, Equipment & Supplies
68,400	Kaman Corp.	2,133,396	1.94%

Wholesale - Medical, Dental & Hospital Equipment & Supplies
54,500	Owens & Minor Inc.	1,904,230	1.73%

Wood Household Furniture
44,000	Ethan Allen Interiors Inc.	1,507,000	1.37%

Total for Common Stock (Cost $86,884,588)		$ 102,769,900	93.34%

CLOSED-END FUNDS
130,000	Harris & Harris Group, Inc. *	1,456,000	1.32%
	(Cost $1,712,839)

Cash Equivalents
5,465,128	SEI Daily Income Treasury Government CL B 4.78% **	5,465,128	4.97%
	(Cost $5,465,128)

Total Investment Securities		109,691,028	99.63%
	(Cost $94,062,555)

Other Assets In Excess of Liabilities		406,047	0.37%

Net Assets		$ 110,097,075	100.00%

Securities Sold Short
Common Stock
15,000	American Vanguard Corp.	$ 214,800
20,000	Titan International Inc.	632,200
	Total Securities Sold Short (Proceeds - $675,819)	$ 847,000	-0.77%

*Non-Income Producing Securities.

**Variable Rate Security; the rate shown was the rate at

June 30, 2007.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  13

Paradigm Select Fund
		Schedule of Investments
		June 30, 2007 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Biological Products, (No Diagnostic Substances)
2,700	Invitrogen Corp. *	$ 199,125	1.61%

Blankbooks, Looseleaf Binders & Bookbinding & Related Work
4,000	Deluxe Corp.	162,440	1.31%

Canned, Frozen & Preserved Fruit, Veg & Food Specialties
2,100	Lancaster Colony Corp.	87,969	0.71%

Cement, Hydraulic
4,600	Eagle Materials Inc.	225,630	1.82%

Communications Equipment
8,200	Checkpoint Systems Inc. *	207,050	1.67%

Crude Petroleum & Natural Gas
6,400	Denbury Resources Inc. *	240,000
4,600	Whiting Petroleum Corp. *	186,392
		426,392	3.45%

Drilling Oil & Gas Wells
13,400	Parker Drilling Co. *	141,236	1.14%

Electric & Other Services Combined
10,100	CMS Energy Corp.	173,720	1.40%

Electric Services
23,700	Dynegy Inc. *	223,728
6,700	Energy East Corp.	174,803
6,700	Portland General Electric Co.	183,848
		582,379	4.71%

Electrical Industrial Apparatus
4,200	Woodward Governor Co.	225,414	1.82%

Electronic Components & Accessories
12,000	AVX Corp.	200,880	1.62%

Engines & Turbines
5,300	Brunswick Corp.	172,939	1.40%

Fabricated Rubber Products
5,200	Carlisle Companies Inc.	241,852
3,800	West Pharmaceutical Services, Inc.	179,170
		421,022	3.40%

Fire, Marine & Casualty Insurance
612	Alleghany Inc. *	248,778
5,800	Harleysville Group Inc.	193,488
2,400	Midland Co.	112,656
		554,922	4.49%

Food & Kindred Products
6,850	Flowers Foods Inc.	228,516	1.85%

Household Furniture
8,500	Tempur Pedic International Inc.	220,150	1.78%

Insurance Agents, Brokers & Service
6,500	Arthur J Gallagher & Co.	181,220	1.46%

Life Insurance
12,900	Phoenix Companies Inc.	193,629	1.57%

Meat Packing Plants
5,000	Hormel Foods Corp.	186,750	1.51%

Miscellaneous Electrical Machinery, Equipment, & Supplies
3,400	United Industrial Corp.	203,932	1.65%

Miscellaneous Fabricated Metal & Fixtures
12,400	Mueller Water Products, Inc.	186,000	1.50%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  14

Paradigm Select Fund
		Schedule of Investments
		June 30, 2007 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Miscellaneous Furniture & Fixtures
3,200	Hillenbrand Industries Inc.	$ 208,000	1.68%

Miscellaneous Industrial & Commercial Machinery & Equipment
5,200	Curtiss-Wright Corp.	242,372	1.96%

Motor Vehicles Parts & Accessories
7,100	CLARCOR Inc.	265,753
30,000	Visteon Corp. *	243,000
		508,753	4.11%

National Commercial Banks
9,300	FirstMerit Corp.	194,649	1.57%

Newspapers: Publishing or Publishing & Printing
9,100	Journal Communications, Inc.	118,391	0.96%

Office Furniture
4,200	HNI Corp.	172,200	1.39%

Paper Mills
300	Neenah Paper, Inc.	12,378	0.10%

Plastic Materials, Synth Resins & Nonvulcan Elastomers
3,600	Rogers Corp. *	133,200	1.08%

Plastics Products
6,200	AptarGroup Inc.	220,472	1.78%

Prefabricated Metal Buildings & Components
3,900	NCI Building Systems Inc. *	192,387	1.56%

Pumps & Pumping Equipment
4,400	Robbins & Myers Inc.	233,772	1.89%

Radiotelephone Communications
9,400	USA Mobility Inc.	251,544
4,200	Telephone & Data Systems Inc.	241,710
		493,254	3.99%

Railroad, Line-Haul Operating
5,200	Kansas City Southern *	195,208	1.58%

Retail - Catalog & Mail-Order Houses
2,800	CDW Corp. *	237,916	1.92%

Security & Commodity Brokers, Dealers, Exchanges & Services
6,600	Interactive Data Corporation	176,748	1.43%

Semiconductors & Related Devices
5,600	Cabot Microelectronics Corp. *	198,744	1.61%

Services - Advertising Agencies
3,600	Catalina Marketing Corp.	113,400	0.92%

Services - Business Services
7,000	Moneygram International Inc.	195,650
10,800	Premiere Global Services Inc. *	140,616
		336,266	2.72%

Services - Computer Integrated Systems Design
8,500	Convergys Corp. *	206,040
12,500	Tyler Technologies Inc. *	155,125
		361,165	2.92%

Services - Equipment Rental & Leasing, NEC
7,100	Rent-A-Center Inc. *	186,233	1.51%

Services - Help Supply Services
10,600	Labor Ready Inc. *	244,966	1.98%

Services - Hospitals
3,900	Magellan Health Services Inc. *	181,233	1.47%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  15

Paradigm Select Fund
	Schedule of Investments
	June 30, 2007 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Services - Misc Health & Allied Services, NEC
5,200	Lincare Holdings Inc. *	$ 207,220	1.67%

Services - Personal Services
7,900	Jackson Hewitt Tax Service Inc.	222,069	1.80%

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
4,100	Church & Dwight Co., Inc.	198,686	1.61%

Special Industry Machinery (No Metalworking Machinery)
6,600	Pentair Inc.	254,562	2.06%

Special Industry Machinery
5,500	Varian Semiconductor Equipment Associates Inc. *	220,330	1.78%

State Commercial Banks
4,400	Commercial Metals Co.	182,644	1.47%

Steel Works, Blast Furnaces & Rolling Mills
5,700	Commercial Metals Co.	192,489	1.56%

Sugar & Confectionery Products
5,889	Tootsie Roll Industries Inc.	163,184	1.32%

Water Transportation
3,500	Alexander & Baldwin Inc.	185,885	1.50%

Wholesale - Electronic Parts & Equipment
4,900	Avnet Inc. *	194,236	1.56%

Total for Common Stock (Cost $10,661,085)		$ 12,164,327	98.33%

Cash Equivalents
197,626	SEI Daily Income Treasury Government CL B 4.78% **	197,626	1.60%
	(Cost $197,626)

Total Investment Securities		12,361,953	99.93%
	(Cost $10,858,711)

Other Assets in Excess of Liabilities		8,567	0.07%

Net Assets		$ 12,370,520	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; the rate shown was the rate at

June 30, 2007.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  16

Paradigm Opportunity Fund
		Schedule of Investments
		June 30, 2007 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Adhesives & Sealants
4,200	HB Fuller Co.	$ 125,538	2.07%

Aircraft Parts & Auxiliary Equipment, NEC
7,900	LMI Aerospace Inc. *	191,970	3.17%

Biological Products, (No Diagnostic Substances)
2,200	Osiris Therapeutics, Inc. *	29,722	0.49%

Communications Services, NEC
5,000	GeoEye, Inc. *	108,650	1.79%

Crude Petroleum & Natural Gas
2,000	Unit Corp. *	125,820	2.08%

Electromedical & Electrotherapeutic Apparatus
9,700	Syneron Medical Ltd. *	242,015
8,100	Thermage, Inc. *	67,554
		309,569	5.11%

Gas & Other Services Combined
4,100	Vectren Corp.	110,413	1.82%

In Vitro & In Vivo Diagnostic Substances
21,600	Trinity Biotech plc * **	250,560	4.14%

Industrial & Commercial Fans & Blowers & Air Purifing Equip
17,200	Flanders Corp. *	131,924	2.18%

Laboratory Analytical Instruments
4,600	PerkinElmer Inc.	119,876	1.98%

Miscellaneous Electrical Machinery, Equipment & Supplies
17,400	GSI Group Inc. *	170,346	2.81%

Miscellaneous Plastics Products
4,500	Spartech Corp.	119,475	1.97%

National Commercial Banks
3,100	First Midwest Bancorp Inc.	110,081	1.82%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
6,300	American Medical Systems Holdings Inc. *	113,652
2,600	Respironics Inc. *	110,734
		224,386	3.71%

Pharmaceutical Preparations
4,400	K V Pharmaceutical Co. *	119,856
4,700	Sciele Pharma Inc. *	110,732
		230,588	3.81%

Radio & TV Broadcasting & Communications Equipment
2,700	Comtech Telecommunications Corp. *	125,334
3,400	ViaSat Inc. *	109,140
		234,474	3.87%

Retail - Eating Places
3,400	PF Chang's China Bistro Inc. *	119,680	1.98%

Retail - Miscellaneous Shopping
4,300	Big 5 Sporting Goods Corp.	109,650	1.81%

Retail - Retail Stores
3,400	Petsmart Inc.	110,330	1.82%

Retail - Shoe Stores
8,600	Foot Locker Inc.	187,480	3.10%

Retail - Variety Stores
3,300	BJ's Wholesale Club Inc. *	118,899	1.96%

Services - Computer Integrated Systems Design
14,000	Radiant Systems Inc. *	185,360	3.06%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  17

Paradigm Opportunity Fund
	Schedule of Investments
	June 30, 2007 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Services - Computer Programming Services
6,500	JDA Software Group Inc. *	$ 127,595	2.11%

Services - Motion Picture Theaters
5,300	Regal Entertainment Group	116,229	1.92%

Services - Offices & Clinics of Doctors of Medicine
9,200	Radiation Therapy Services Inc. *	242,328	4.00%

Service - Prepackaged Software
16,800	Epicor Software Corp. *	249,816
11,200	Parametric Technology Corp. *	242,032
3,700	Transaction Systems Architects Inc. *	124,542
		616,390	10.20%

Ship & Boat Building & Repairing
12,900	Marine Products Corp.	106,167	1.75%

Sporting & Athletic Goods, NEC
36,000	Cybex International Inc. *	251,280	4.15%

Surgical & Medical Instruments & Apparatus
2,500	Orthofix International NV *	112,425
6,600	Vascular Solutions Inc. *	61,908
		174,333	2.88%

Telephone & Telegraph Apparatus
14,700	Symmetricom Inc. *	123,480	2.04%

Telephone Communications (No Radiotelephone)
21,800	PAETEC Holding Corp. *	246,122	4.07%

Wholesale - Drugs, Proprietaries & Druggists' Sundries
6,800	Axcan Pharma Inc. *	131,444	2.17%

Total for Common Stock (Cost $4,971,704)		$ 5,560,159	91.84%

CLOSED-END INVESTMENT COMPANY
6,500	MCG Capital Corporation	104,130	1.72%
	(Cost $106,958)

REAL ESTATE INVESTMENT TRUSTS
6,500	Highland Hospitality Corp.	124,800	2.06%
	(Cost $78,446)

Cash Equivalents
512,401	SEI Daily Income Treasury Government CL B 4.78% ***	512,401	8.47%
	(Cost $512,401)

Total Investment Securities		6,301,490	104.09%
	(Cost $5,669,509)

Liabilities In Excess of Other Assets		(247,362)	-4.09%

Net Assets		$ 6,054,128	100.00%

*Non-Income Producing Securities.

***Variable Rate Security; the rate shown was the rate at

June 30, 2007.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  18

Paradigm Capital Appreciation Fund
	Schedule of Investments
	June 30, 2007 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Ball & Roller Bearings
4,350	Timken Co.	$ 157,079	3.05%

Beverages
5,350	Constellation Brands Inc. *	129,898	2.52%

Biological Products, (No Diagnostic Substances)
1,700	Invitrogen Corp. *	125,375	2.43%

Calculating & Accounting Machines (No Electronic Computers)
2,500	NCR Corp. *	131,350	2.55%

Crude Petroleum & Natural Gas
3,700	Denbury Resources Inc. *	138,750	2.69%

Drilling Oil & Gas Wells
4,650	Helmerich & Payne Inc.	164,703	3.20%

Electric Lighting & Wiring Equipment
2,550	Hubbell Inc.	138,261	2.68%

Electric Services
15,400	Dynegy Inc. *	145,376	2.82%

Electronic Components & Accessories
8,800	Vishay Intertechnology Inc. *	139,216	2.70%

Engines & Turbines
3,750	Brunswick Corp.	122,363	2.37%

Fire, Marine & Casualty Insurance
1,275	Everest Re Group Ltd.	138,516
3,950	HCC Insurance Holdings Inc.	131,969
		270,485	5.25%

Hospital & Medical Service Plans
3,150	Sierra Health Services Inc. *	130,977	2.54%

Ice Cream & Frozen Desserts
4,075	Dean Foods Co. *	129,870	2.52%

Instruments For Meas & Testing of Electricity & Elec Signals
7,625	Teradyne Inc. *	134,048	2.60%

Meat Packing Plants
3,450	Hormel Foods Corp.	128,857	2.50%

Miscellaneous Furniture & Fixtures
2,100	Hillenbrand Industries Inc.	136,500	2.65%

Motor Vehicles & Passenger Car Bodies
2,275	Oshkosh Truck Corp.	143,143	2.78%

National Commercial Banks
5,400	Huntington Bancshares Inc.	122,796
2,575	Marshall & Ilsley Corporation	122,647
		245,443	4.76%

Operative Builders
4,400	Toll Brothers Inc. *	109,912	2.13%

Paints, Varnishes, Lacquers, Enamels & Allied Prods
5,625	RPM International Inc.	129,994	2.52%

Personal Credit Institutions
625	Student Loan Corp.	127,438	2.47%

Radiotelephone Communications
2,450	Telephone & Data Systems Inc.	140,997	2.74%

Retail - Catalog & Mail-Order Houses
1,975	CDW Corp. *	167,816	3.26%

Retail - Miscellaneous Shopping Goods Stores
3,450	Office Depot, Inc. *	104,535	2.03%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  19

Paradigm Capital Appreciation Fund
	Schedule of Investments
	June 30, 2007 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Services - Computer Integrated Systems Design
2,375	Computer Sciences Corp. *	$ 140,481	2.73%

Services - Misc Health & Allied Services, NEC
3,200	Lincare Holdings Inc. *	127,520	2.47%

State Commercial Banks
3,550	Associated Banc-Corp	116,085
2,875	Wilmington Trust Corp.	119,341
		235,426	4.57%

Surgical & Medical Instruments & Apparatus
1,800	Teleflex Inc.	147,204	2.86%

Trucking (No Local)
2,725	YRC Worldwide Inc. *	100,280	1.95%

Wholesale - Misc Durable Goods
3,450	Pool Corp	134,654	2.61%

Total for Common Stock (Cost $4,123,571)		$ 4,377,951	84.95%

EXCHANGE TRADED FUNDS
6,500	iShares Russell Midcap Index	707,850	13.74%
	(Cost $654,464)

Cash Equivalents
72,513	SEI Daily Income Treasury Government CL B 4.78% **	72,513	1.41%
	(Cost $72,513)

Total Investment Securities		5,158,314	100.10%
	(Cost $4,850,548)

Liabilities In Excess of Other Assets		(5,184)	-0.10%

Net Assets		$ 5,153,130	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; the rate shown was the rate at

June 30, 2007.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  20

Paradigm Funds

Statement of Assets and Liabilities (Unaudited)	Value	Select
June 30, 2007	Fund	Fund

Assets:
Investment Securities at Market Value*	$ 109,691,028	$12,361,953

Cash	428,426	-
Deposit at Brokers	631,370	-
Receivable for Securities Sold	962,364	39,554
Receivable for Fund Shares Sold	257,779	-
Dividend Receivable	61,981	8,891
Interest Receivable	25,075	1,409
Total Assets	112,058,023	12,411,807
Liabilities:
Securities Sold Short, at Market Value (Proceeds - $675,819, 0)	847,000	-
Payable for Securities Purchased	784,983	25,945
Payable for Fund Shares Redeemed	155,382	-
Payable to Advisor	173,583	15,342
Total Liabilities	1,960,948	41,287
Net Assets	$ 110,097,075	$12,370,520
Net Assets Consist of:
Paid In Capital	$ 92,472,719	$10,612,480
Accumulated Net Investment Income (Loss)	(333,827)	(9,294)
Accumulated Undistributed Realized Gain (Loss) on Investments	2,500,891	264,092
& Securites Sold Short - Net
Unrealized Appreciation in Value
of Investments Securities & Securities Sold Short - Net	15,457,292	1,503,242
Net Assets	$ 110,097,075	$12,370,520

Net Asset Value and Offering Price (Note 2)	$ 53.18	$ 28.95

* Investments at Identified Cost	$ 94,062,555	$10,858,711

Shares Outstanding (Unlimited number of shares	2,070,137	427,261
authorized without par value)

Statement of Operations (Unaudited)
For the six months ended June 30, 2007

Investment Income:
Dividends	$ 402,440	$ 59,070
Interest	128,097	12,689
Total Investment Income	530,537	71,759
Expenses:
Investment Advisor Fees	855,752	81,053
Dividend Expense on Securities Sold Short	750	-
Interest Expense	7,862	-
Total Expenses	864,364	81,053
Less: Expenses Waived	-	-
Net Expenses	864,364	81,053

Net Investment Income (Loss)	(333,827)	(9,294)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	2,625,024	270,933
Net Realized Loss on Short Positions	(23,284)	-
Net Change in Unrealized Appreciation on Investments	5,856,700	745,723
Net Change in Unrealized Depreciation on Short Positions	(144,440)	-
Net Realized and Unrealized Gain on Investments	8,314,000	1,016,656

Net Increase in Net Assets from Operations	$ 7,980,173	$ 1,007,362

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  21

Paradigm Funds
		Capital
Statement of Assets and Liabilities (Unaudited)	Opportunity	Appreciation
June 30, 2007	Fund	Fund

Assets:
Investment Securities at Market Value*	$ 6,301,490	$ 5,158,314

Cash	-	-
Deposit at Brokers	-	-
Receivable for Securities Sold	92,846	124,593
Receivable for Fund Shares Sold	-	-
Dividend Receivable	3,774	2,667
Interest Receivable	1,214	326
Total Assets	6,399,324	5,285,900
Liabilities:
Securities Sold Short, at Market Value	-	-
Payable for Securities Purchased	337,803	127,644
Payable for Fund Shares Redeemed	-	-
Payable to Advisor	7,393	5,126
Total Liabilities	345,196	132,770
Net Assets	$ 6,054,128	$ 5,153,130
Net Assets Consist of:
Paid In Capital	$ 5,018,641	$ 4,789,443
Accumulated Net Investment Income (Loss)	3,340	2,683
Accumulated Undistributed Realized Gain (Loss) on Investments	400,166	53,238
& Securites Sold Short - Net
Unrealized Appreciation in Value
of Investments Securities & Securities Sold Short - Net	631,981	307,766
Net Assets	$ 6,054,128	$ 5,153,130

Net Asset Value and Offering Price (Note 2)	$ 26.48	$ 22.19

* Investments at Identified Cost	$ 5,669,509	$ 4,850,548

Shares Outstanding (Unlimited number of shares	228,670	232,198
authorized without par value)

Statement of Operations (Unaudited)
For the six months ended June 30, 2007

Investment Income:
Dividends	$ 30,907	$ 22,097
Interest	10,879	4,688
Total Investment Income	41,786	26,785
Expenses:
Investment Advisor Fees	51,262	28,119
Dividend Expense on Securities Sold Short	-	-
Interest Expense	-	-
Total Expenses	51,262	28,119
Less: Expenses Waived	(12,816)	(4,017)
Net Expenses	38,446	24,102

Net Investment Income (Loss)	3,340	2,683

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	403,011	53,238
Net Realized Loss on Short Positions	-	-
Net Change in Unrealized Appreciation on Investments	222,563	307,766
Net Change in Unrealized Depreciation on Short Positions	-	-
Net Realized and Unrealized Gain on Investments	625,574	361,004

Net Increase in Net Assets from Operations	$ 628,914	$ 363,687

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  22

Paradigm Funds
Statements of Changes in Net Assets	Value Fund		Select Fund
	(Unaudited)		(Unaudited)
	1/1/2007	1/1/2006	1/1/2007	1/1/2006
	to	to	to	to
	6/30/2007	12/31/2006	6/30/2007	12/31/2006
From Operations:
Net Investment Income (Loss)	$ (333,827)	$ (407,047)	$ (9,294)	$ (11,368)
Net Realized Gain on Investments and Short Positions	2,601,740	3,205,287	270,933	187,917
Change in Net Unrealized Appreciation	5,712,260	3,942,314	745,723	573,918
Increase in Net Assets from Operations	7,980,173	6,740,554	1,007,362	750,467
From Distributions to Shareholders:
Net Investment Income	-	-	-	-
Net Realized Gain from Security Transactions	-	(2,842,085)	-	(168,833)
Total Distributions to Shareholders	-	(2,842,085)	-	(168,833)
From Capital Share Transactions:
Proceeds From Sale of Shares	62,128,819	37,434,212	4,887,384	3,551,778
Proceeds from Redemption Fees (Note 2)	15,798	11,050	-	-
Shares Issued on Reinvestment of Dividends	-	2,787,753	-	168,833
Cost of Shares Redeemed	(16,770,633)	(11,390,456)	(198,230)	(149,198)
Net Increase from Shareholder Activity	45,373,984	28,842,559	4,689,154	3,571,413

Net Increase in Net Assets	53,354,157	32,741,028	5,696,516	4,153,047

Net Assets at Beginning of Period	56,742,918	24,001,890	6,674,004	2,520,957

Net Assets at End of Period	$110,097,075	$56,742,918	$12,370,520	$ 6,674,004

Accumulated Undistributed Net Investment Income (Loss)	$ (333,827)	$ -	$ (9,294)	$ -

Share Transactions:
Issued	1,230,770	797,945	182,472	138,973
Reinvested	-	57,420	-	6,376
Redeemed	(329,272)	(246,214)	(7,216)	(6,218)
Net Increase in Shares	901,498	609,151	175,256	139,131
Shares Outstanding Beginning of Period	1,168,639	559,488	252,005	112,874
Shares Outstanding End of Period	2,070,137	1,168,639	427,261	252,005

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  23

Paradigm Funds
Statements of Changes in Net Assets	Opportunity Fund		Capital Appreciation
	(Unaudited)		(Unaudited)
	1/1/2007	1/1/2006	1/1/2007*
	to	to	to
	6/30/2007	12/31/2006	6/30/2007
From Operations:
Net Investment Income (Loss)	$ 3,340	$ (6,176)	$ 2,683
Net Realized Gain on Investments and Short Positions	403,011	89,363	53,238
Change in Net Unrealized Appreciation	222,563	293,121	307,766
Increase in Net Assets from Operations	628,914	376,308	363,687
From Distributions to Shareholders:
Net Investment Income	-	-	-
Net Realized Gain from Security Transactions	-	(85,969)	-
Total Distributions to Shareholders	-	(85,969)	-
From Capital Share Transactions:
Proceeds From Sale of Shares	1,706,436	59,941	4,804,443
Proceeds from Redemption Fees (Note 2)	-	-	-
Shares Issued on Reinvestment of Dividends	-	85,969	-
Cost of Shares Redeemed	(49)	(5,980)	(15,000)
Net Increase from Shareholder Activity	1,706,387	139,930	4,789,443

Net Increase in Net Assets	2,335,301	430,269	5,153,130

Net Assets at Beginning of Period	3,718,827	3,288,558	-

Net Assets at End of Period	$ 6,054,128	$ 3,718,827	$ 5,153,130

Accumulated Undistributed Net Investment Income (Loss)	$ 3,340	$ -	$ 2,683

Share Transactions:
Issued	68,462	2,576	232,890
Reinvested	-	3,704	-
Redeemed	(2)	(269)	(692)
Net Increase in Shares	68,460	6,011	232,198
Shares Outstanding Beginning of Period	160,210	154,199	-
Shares Outstanding End of Period	228,670	160,210	232,198

*Commencement of operations.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  24

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund
	(Unaudited)
Selected data for a share outstanding	1/1/2007		1/1/2006	1/1/2005	1/1/2004	1/1/2003 *
throughout the period:	to		to	to	to	to
	6/30/2007		12/31/2006	12/31/2005	12/31/2004	12/31/2003

Net Asset Value - Beginning of Period	$ 48.55		$ 42.90	$ 37.51	$ 28.83	$ 20.00
Net Investment Loss ***	(0.20)		(0.47)	(0.40)	(0.44)	(0.33)
Net Gains on Securities (realized and unrealized)	4.82		8.69	7.75	9.69	12.52
Total from Investment Operations	4.62		8.22	7.35	9.25	12.19

Distributions (From Net Investment Income)	-		-	-	-	-
Distributions (From Capital Gains)	-		(2.58)	(1.96)	(0.57)	(3.36)
Total Distributions	-		(2.58)	(1.96)	(0.57)	(3.36)
Proceeds from Redemption Fee (Note 2)	0.01		0.01	-	-	-

Net Asset Value - End of Period	$ 53.18		$ 48.55	$ 42.90	$ 37.51	$ 28.83
Total Return ****	9.54%		19.19%	19.61%	32.09%	60.89%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 110,097		$ 56,743	$ 24,002	$ 14,528	$ 4,213

Ratio of Expenses to Average Net Assets,
Excluding Dividends on Securities Sold Short
and Interest Expense	2.00%	**	2.00%	2.00%	1.99%	2.00%
Ratio of Dividend Expense on Securities Sold Short
and Interest Expense to Average Net Assets	0.02%	**	0.02%	0.06%	0.04%	-
Ratio of Expenses to Average Net Assets	2.02%	**	2.02%	2.06%	2.03%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-0.78%	**	-1.02%	-0.98%	-1.34%	-1.28%

Portfolio Turnover Rate	26.48%		69.95%	67.39%	91.66%	138.81%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund
	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2007		1/1/2006	1/1/2005*
	to		to	to
	6/30/2007		12/31/2006	12/31/2005

Net Asset Value - Beginning of Period	$ 26.48		$ 22.33	$ 20.00
Net Investment Loss ***	(0.02)		(0.08)	(0.08)
Net Gains on Securities (realized and unrealized)	2.49		4.92	2.49
Total from Investment Operations	2.47		4.84	2.41

Distributions (From Net Investment Income)	-		-	-
Distributions (From Capital Gains)	-		(0.69)	(0.08)
Total Distributions	-		(0.69)	(0.08)
Proceeds from Redemption Fee (Note 2)	-		-	-

Net Asset Value - End of Period	$ 28.95		$ 26.48	$ 22.33
Total Return ****	9.33%		21.67%	12.06%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 12,371		$ 6,674	$ 2,521

Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	-0.17%	**	-0.30%	-0.36%

Portfolio Turnover Rate	29.01%		72.15%	68.56%

* Commencement of operations. ** Annualized. *** Per share amount calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  25

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund
	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2007		1/1/2006	1/1/2005*
	to		to	to
	6/30/2007		12/31/2006	12/31/2005

Net Asset Value - Beginning of Period	$ 23.21		$ 21.33	$ 20.00
Net Investment Income (Loss) ***	0.02		(0.04)	0.04
Net Gains (Loss) on Securities (realized and unrealized)	3.25		2.47	1.49
Total from Investment Operations	3.27		2.43	1.53

Distributions (From Net Investment Income)	-		-	(0.02)
Distributions (From Capital Gains)	-		(0.55)	(0.18)
Total Distributions	-		(0.55)	(0.20)
Proceeds from Redemption Fee (Note 2)	-		-	-

Net Asset Value - End of Period	$ 26.48		$ 23.21	$ 21.33
Total Return ****	14.09%		11.39%	7.65%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 6,054		$ 3,719	$ 3,289

Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00%	**	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-0.37%	**	-0.68%	-0.11%
After Reimbursement
Ratio of Expenses to Average Net Assets *****	1.50%	**	1.50%	1.69%
Ratio of Net Investment Income (Loss) to Average Net Assets *****	0.13%	**	-0.18%	0.21%

Portfolio Turnover Rate	78.38%		122.62%	129.06%

Paradigm Capital Appreciation Fund

Financial Highlights - Paradigm Capital Appreciation Fund
	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2007*
	to
	6/30/2007

Net Asset Value - Beginning of Period	$ 20.00
Net Investment Income (Loss) ***	0.01
Net Gains (Loss) on Securities (realized and unrealized)	2.18
Total from Investment Operations	2.19

Distributions (From Net Investment Income)	-
Distributions (From Capital Gains)	-
Total Distributions	-
Proceeds from Redemption Fee (Note 2)	-

Net Asset Value - End of Period	$ 22.19
Total Return ****	10.95%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 5,153

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.40%	**
Ratio of Net Investment Loss to Average Net Assets	-0.07%	**
After Reimbursement
Ratio of Expenses to Average Net Assets *****	1.20%	**
Ratio of Net Investment Income to Average Net Assets *****	0.13%	**

Portfolio Turnover Rate	59.23%

* Commencement of operations. ** Annualized. *** Per share amount calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. ***** Such percentages reflect an expense waiver by the Advisor.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  26

NOTES TO FINANCIAL STATEMENTS

PARADIGM FUNDS

June 30, 2007

(Unaudited)

1.) ORGANIZATION

The Paradigm Funds (the "Trust”) is an open-end management investment company organized in Ohio as a business trust on September 13, 2002 that may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. The Paradigm Value Fund's investment objective is long-term capital appreciation. The Paradigm Opportunity Fund (“Opportunity”) and Paradigm Select Fund (“Select”) both commenced operations on January 1, 2005 with long-term capital appreciation as their objective. The Paradigm Capital Appreciation Fund (“Capital Appreciation”) commenced operations on January 1, 2007. The Paradigm Capital Appreciation Fund's investment objective is long-term capital appreciation. The Advisor to Value, Opportunity, Select and Capital Appreciation (collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Securities that are traded on any exchange, including the NASDAQ, are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of June 30, 2007, management does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

2007 Semi-Annual Report  27

Notes to the Financial Statements (Unaudited) - continued

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on a trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Funds use the specific identification basis in computing gain or loss on sale of investment securities.  Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each fund is calculated by taking the total value of the fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the six month period ended June 30, 2007 proceeds from redemption fees were $15,798, $0, $0 and $0 for Value, Select, Opportunity and Capital Appreciation, respectively.

SHORT SALES: A Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Within the Value Fund as of June 30, 2007, deposits at brokers of $631,370 are restricted and are being held as collateral on short positions along with a portion of securities.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. Management of the Funds has evaluated its current tax positions and does not believe the adoption of FIN 48 has an impact on the financial statements.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund.

3.) INVESTMENT ADVISORY AGREEMENTS

Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor.  Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds.  The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.  For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 2.00% of the average daily net assets from both Value and Opportunity; 1.50% of the average daily net assets from Select and 1.40% of the average daily net assets from Capital Appreciation.  As a result of the above calculation, for the six month period

2007 Semi-Annual Report  28

Notes to the Financial Statements (Unaudited) - continued

ended June 30, 2007, the Advisor earned management fees (before the wavier described below) totaling $855,752, $51,262 (before the wavier described below), $81,053 and $28,119 for Value, Opportunity, Select and Capital Appreciation, respectively.  At June 30, 2007, $173,583, $7,393, $15,342 and $5,126 was due to the Advisor from Value, Opportunity, Select and Capital Appreciation, respectively.  The Advisor has contractually agreed to waive management fees and/or reimburse Opportunity and Capital Appreciation to the extent necessary to maintain total annual operating expenses of the Funds (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.50% and 1.20%, respectively, of daily net assets through May 1, 2008.  A total of $12,816 and $4,017 was waived for the six month period  ended June 30, 2007 in Opportunity and Capital Appreciation, respectfully.  The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses as defined under accounting principles generally accepted in the United States of America.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust.  These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were paid $4,000 for the six month period ended June 30, 2007 for the Trust. Under the Management Agreements, the Advisor pays these fees.

4.) APPROVAL AND RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

On November 29, 2006 the Board of Trustees considered the approval of the Management Agreement for Capital Appreciation.  In approving the Management Agreement, the Board of Trustees received material from the Advisor (the "Report") addressing the following factors:  (i) the investment performance of the Advisor; (ii) the nature, extent and quality of the services to be provided by the Advisor to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of the shareholders.

The Board discussed the background and investment management experience of the Advisor's professional staff.  They reviewed with the Board the historical performance of the portfolios managed by the Advisor, and the growth of assets of the preceding year.  As for the nature, extent and quality of the services to be provided by the Advisor, the Trustees analyzed the Advisor's experience and capabilities.  The representatives of the Advisor reviewed and discussed with the Board the Advisor's ADV and the Code of Ethics certifications.  They summarized the information provided to the Board regarding matters such as the Advisor's financial condition and investment performance of the Advisor.  They also discussed the portfolio managers' backgrounds and investment management experience.  Furthermore, they reviewed the Advisor's financial information and discussed the firm's ability to meet its obligations under the Agreements.  The Board concluded that the nature and extent of the services to be provided by the Advisor were consistent with their expectations, and that the quality of services provided to the other series of the Trust had been exceptional.  The Trustees also concluded that the Advisor has the resources to provide quality advisory services to the Fund.

As to the costs of the services to be provided, the Board reviewed the fees under the Agreement compared to the Peer Group, which consisted of smaller-sized mid-cap value funds.  The Report indicated that the Fund's expense ratio was lower than its Peer Group's average expense ratio.  The Report also included information regarding fees charged to the other clients of the Advisor.  They concluded that the advisory fee was reasonable.  The Board also reviewed a projected profit and loss analysis prepared by the Advisor.  The Trustees concluded that the Advisor's Agreement with the Fund would not be overly profitable, and that an in-depth discussion regarding economies of scale would be premature based on the fact that the Fund was new.  It was the consensus of the Trustees, including the independent Trustees, that approval of the Management Agreement would be in the best interest of the Fund and the shareholders.

On February 15, 2007 the Board of Trustees considered the continuance of the Management Agreements for Value, Select and Opportunity. In renewing the Management Agreements, the Board of Trustees received material from the Advisor (the "Report") addressing the following factors: (i) the investment performance of the Funds and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Funds;  (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

2007 Semi-Annual Report  29

Notes to the Financial Statements (Unaudited) - continued

As to the performance of the Funds, the Report included information regarding the performance of each Fund compared to a group of funds of similar size, style and objective where fees and expenses had not been completely waived by the adviser to the funds (the "Peer Group"), as well as a larger group of funds categorized by Morningstar as small cap funds. The report also included comparative performance information for major indexes and other accounts managed by the Advisor. The Trustees noted that Value continued to perform well in relation to its benchmark and its peers.  In regards to Select, the Trustees noted that the Fund also continued to perform well, outperforming  its Peer Group's returns.  The report also indicated that Select outperformed its benchmark, the Russell 2000 Index, with regards to return since inception and year-to-date return.  In regards to Opportunity, the Trustees noted that the Fund's performance had improved, but underperformed its indexes.    However, the Trustees recognized that the Opportunity Fund's performance was improving.  The Trustees concluded that each Fund's performance was either consistent with or above performance expectations.

As for the nature, extent and quality of the services provided by the Advisor, the Trustees analyzed the Advisor's experience and capabilities.  The representatives of the Advisor reviewed and discussed with the Board the Advisor's ADV, and the Code of Ethics certifications. They summarized the information provided to the Board regarding matters such as the Advisor's financial condition and investment personnel of the Advisor.  They also discussed the portfolio managers' backgrounds and investment management experience.  Furthermore, they reviewed the Advisor's financial information and discussed the firm's ability to meet its obligations under the Agreements.  The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, and that the quality of services was acceptable.  The Trustees also concluded that the Advisor has the resources to provide quality advisory services to the Funds.

As to the costs of the services to be provided, the Board reviewed the fees under the Agreements compared to the Peer Groups.  The report indicated each of the Funds’ expense ratios was either within the range of its peers or lower.  The report also included information regarding fees charged to other clients of the Advisor.  They concluded that the advisory fees were reasonable, and that the shareholders were receiving value for the fees being paid.  The Board also reviewed a profit and loss analysis prepared by the Advisor that detailed the expenses paid by the Advisor on behalf of each Fund, and the total revenue derived by the Advisor from the Funds. The Trustees noted that the Advisor did not utilize the affiliated broker and received no soft dollar benefits.  The Trustees concluded that the Advisor was not overly profitable, and that an in depth discussion regarding economies of scale would be premature based on the current size of the Funds.  It was the consensus of the Trustees, including the independent Trustees, that renewal of the Management Agreements would be in the best interests of the Funds and their shareholders.

5.) INVESTMENTS

For the six month period ended June 30, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

                                                                                 Capital

                                       Value                    Select            Opportunity                    Appreciation

Purchases                  $64,763,109

              $8,150,721

                 $5,450,646

                              $6,951,355

Sales

                      $21,432,722

              $2,906,412

                 $3,773,650

                              $2,226,558

There were no purchases or sales of U.S. Government obligations. Only Value sold securities sold short. Purchases of investment covers and sales of securities sold short aggregated $139,748 an $0, respectively.

For federal income tax purposes, at June 30, 2007 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

                                                                                                       Capital

                                               Value                    Select              Opportunity        Appreciation

Cost of Investments                         $94,062,555

           $10,858,711          $5,669,509          $4,850,548

Proceeds from Short Investments          $675,819

                         $0                       $0                      $0

Gross Unrealized Appreciation         $17,991,914

             $1,742,204             $723,766            $391,003

Gross Unrealized Depreciation          ($2,534,622)

               ($238,962)             ($91,785)           ($83,237)

Net Unrealized Appreciation

     on Investments                           $15,457,292              $1,503,242             $631,981            $307,766

2007 Semi-Annual Report  30

Notes to the Financial Statements (Unaudited) - continued

6.) CAPITAL SHARES

At June 30, 2007, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds:

                           Value                            Select                        Opportunity         Capital Appreciation

Shares Issued

    and outstanding        2,070,137

                         427,261

                                        228,670                     232,198

Paid in Capital          $92,472,719

                   $10,612,480

                        $5,018,641                $4,789,443

7.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2007, Charles Schwab & Co., Inc. held through an omnibus account, in aggregate, 40.19% of Value, and therefore  may be deemed to control the Fund. Candace King Weir held, in aggregate, 65.96% of Opportunity, and therefore may be deemed to control the Fund.  Michael J. Rosenthal and Wells Fargo Investments, for the benefit of its customers, held, in aggregate, 29.70% and 27.42%, respectively, of Select, and therefore each may be deemed to control the Fund. Also, Candace King Weir and Wells Fargo Investments, for the benefit of its customers, held, in aggregate, 38.01% and 48.71%, respectively, of Capital Appreciation, and therefore each may be deemed to control the Fund.

8.) DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six month period ended June 30, 2007 and fiscal year 2006 were as follows:

Six Month

          Period Ended

Fiscal Year Ended

         June 30, 2007

            December 31, 2006

PARADIGM VALUE FUND

Ordinary Income

            $           -

                               $               -

Short-term Capital Gain

 -

               32,020

Long-term Capital Gain

             -

                       2,810,065

$           -

                     $2,842,085

PARADIGM SELECT FUND

Ordinary Income

            $           -

                                  $            -

Short-term Capital Gain

 -

               51,457

Long-term Capital Gain

             -

                         117,376

$           -

                    $   168,833

PARADIGM OPPORTUNITY FUND

Ordinary Income

            $           -

                                 $            -

Short-term Capital Gain

 -

  72,635

Long-term Capital Gain

             -

              13,334

$           -

                        $85,969

 PARADIGM CAPITAL APPRECIATION FUND (Inception date January 1, 2007)

Ordinary Income

            $           -

Short-term Capital Gain

 -

Long-term Capital Gain

             -

$           -

2007 Semi-Annual Report  31

ADDITIONAL INFORMATION

June 30, 2007

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

(Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES

(Unaudited)

Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Funds at www.paradigm-funds.com.  For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

2007 Semi-Annual Report  32

DISCLOSURE OF EXPENSES

(Unaudited)

Shareholders of the Paradigm Funds (the “Funds”) incur ongoing costs. The ongoing costs associated with the Paradigm Value Fund include management fees, interest expense and dividend expense on securities sold short. The ongoing costs associated with the Paradigm Opportunity Fund and Paradigm Select Fund consist solely of management fees.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent.  IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested in the Funds on June 30, 2006 and held through December 31, 2006.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period.  Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds.  In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

PARADIGM VALUE FUND

                                                              Expenses Paid

                                                                     Beginning                    Ending                   During the Period*

                                                                 Account Value           Account Value            December 31, 2006

                                                             December 31, 2006        June 30, 2007               to June 30, 2007

Actual                                   $1,000.00                  $1,095.37                           $10.49

Hypothetical                          $1,000.00                  $1,014.78                           $10.09

                        (5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 2.02%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PARADIGM SELECT FUND

                                                              Expenses Paid

                                                                     Beginning                    Ending                   During the Period*

                                                                 Account Value           Account Value            December 31, 2006

                                                             December 31, 2006        June 30, 2007               to June 30, 2007

Actual                                   $1,000.00                  $1,093.28                             $7.79

Hypothetical                          $1,000.00                  $1,017.36                             $7.50

                        (5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2007 Semi-Annual Report  33

Disclosure of Expenses (Unaudited) - continued

PARADIGM OPPORTUNITY FUND

                                                              Expenses Paid

                                                                     Beginning                    Ending                   During the Period*

                                                                 Account Value           Account Value            December 31, 2006

                                                             December 31, 2006        June 30, 2007               to June 30, 2007

Actual                                   $1,000.00                  $1,140.89                             $7.96

Hypothetical                          $1,000.00                  $1,017.36                             $7.50

                        (5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PARADIGM CAPITAL APPRECIATION FUND

                                                              Expenses Paid

                                                                     Beginning                    Ending                   During the Period*

                                                                 Account Value           Account Value               January 1, 2007

                                                                January 1, 2007           June 30, 2007               to June 30, 2007

Actual                                   $1,000.00                  $1,109.50                             $6.24

*    Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

                                                              Expenses Paid

                                                                     Beginning                    Ending                   During the Period*

                                                                 Account Value           Account Value            December 31, 2006

                                                             December 31, 2006        June 30, 2007               to June 30, 2007

Hypothetical**                      $1,000.00                  $1,018.84                             $6.01

                        (5% annual return

before expenses)

**   The hypothetical example is calculated assuming that the Fund had been in operation for the full six month period from December 31, 2006 to June 30, 2007. As a result,

      expenses shown in this row are equal to the Fund’s annualized expense ratio of 1.20%,

      multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2007 Semi-Annual Report  34

Board of Trustees

Carl A. Florio

Lewis Golub

Candace King Weir

Anthony Mashuta

Investment Advisor

Paradigm Funds Advisor LLC

Nine Elk Street

Albany, NY 12207-1002

Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Dr., Suite 400

Broadview Hts., OH 44147

Fund Administrator

Premier Fund Solutions, Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145-1524

This report is provided for the general information of the shareholders of the Paradigm Funds.  This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.   Not applicable.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Not applicable.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By : /s/ Candace King Weir

Candace King Weir

President

Date:      9-5-07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Candace King Weir

Candace King Weir

President

Date:      9-5-07

By: /s/ Robert A. Benton

Robert A. Benton

Chief Financial Officer

Date:      9-5-07